Exhibit 10.1

Execution Version

AMENDMENT TO LETTER AGREEMENT

This AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of August 31, 2023, by and among (i) Compass Digital Acquisition Corp., a Cayman Islands exempted company with limited liability (the “Company”), (ii) HCG Opportunity, LLC, a Delaware limited liability company (the “New Sponsor”), (iii) Compass Digital SPAC, LLC, a Delaware limited liability company (the “Original Sponsor”), and (iv) each of the undersigned persons holding Founder Shares listed on the signature pages hereto and any persons holding Founder Shares that become a party to this Agreement after the date hereof (collectively, the “Other Holders” and, collectively with the Original Sponsor, an “Insider” and, collectively, the “Insiders”), pursuant to the terms of the Letter Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Agreement (as defined below) and, if such term is not defined in the Original Agreement, then in the Securities Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Original Sponsor and the other undersigned Insiders are parties to that certain Letter Agreement, dated October 14, 2021 (the “Original Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which the Original Sponsor and the other undersigned Insiders agreed, among other matters, to certain transfer restrictions with respect to the Founder Shares and the Private Placement Warrants (or shares issued or issuable upon the conversion or exercise thereof);

WHEREAS, the New Sponsor and the Original Sponsor entered into that certain Securities Purchase Agreement, dated as of August 30, 2023 (as may be amended from time to time in accordance with the terms thereof, the “Securities Purchase Agreement”);

WHEREAS, pursuant to the Securities Purchase Agreement, subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), the New Sponsor shall purchase from the Original Sponsor 3,093,036 Founder Shares and 4,645,398 Private Placement Warrants;

WHEREAS, pursuant to paragraph 13 of the Original Agreement, the Original Agreement may be amended as to any particular provision by a written instrument executed by all parties thereto (the “Requisite Parties”); and

WHEREAS, the parties hereto, constituting the Requisite Parties, desire to amend the Original Agreement (i) to add the New Sponsor as a party thereto, (ii) to revise the terms thereof in order to reflect the transactions contemplated by the Securities Purchase Agreement and (iii) to amend the terms of the amendment provisions thereof.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.

Addition of Sponsor as a Party to the Letter Agreement. Upon the execution of this Amendment by the New Sponsor and delivery hereof to the Company and the Original Sponsor, the New Sponsor shall become party to the Letter Agreement, and shall be bound by and subject to all of the terms and conditions thereof, from and after the Closing as if it were the original “Sponsor” party thereto.

2.	Amendments to the Original Agreement.

(a) All references to the “Sponsor” in the Letter Agreement shall refer to both the New Sponsor and the Original Sponsor; provided, however, that with respect to (i) the immediately following clause (b) and (ii) the second occurrence of “Sponsor” in paragraph 11 of the Letter Agreement, “Sponsor” shall refer solely to the Original Sponsor.

(b) Paragraphs 2 (excluding the last paragraph thereof), 3, 4 (solely as to claims arising with respect to the period following the date hereof) and 5 will no longer be applicable to Original Sponsor or Insiders and none of the foregoing will have any further liability with respect thereto.

Execution Version

(c) If and to the extent the New Sponsor agrees to any amendment or waiver, in whole or in part, of the provisions of paragraph 7 of the Letter Agreement in connection with a Business Combination applicable to Original Sponsor, New Sponsor and the other undersigned Insiders, equally, each of the Original Sponsor and the other undersigned Insiders hereby acknowledge and agree that any such amendment or waiver shall automatically become effective with respect to, and adopted by, each of the Original Sponsor and the other undersigned Insiders, without any further action by any of them, concurrent with the effectiveness of such amendment or waiver to the New Sponsor; provided, that the terms of paragraph 7, as amended by such amendment or waiver, (i) with respect to the Original Sponsor, shall only be applicable to the Sponsor Retained Shares (as defined in the Securities Purchase Agreement), and (ii) with respect to the Affiliated Shares (as defined in the Securities Purchase Agreement) solely to the extent such amendment or waiver reduces the term of such Founder Share Lock-up Period or otherwise is more beneficial to the holders of Affiliated Shares.

3. Termination of Securities Purchase Agreement. Notwithstanding anything to the contrary contained herein, in the event that the Securities Purchase Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Specific Performance. Each party acknowledges that the rights of each party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of the Letter Agreement by any party, money damages may be inadequate and the non-breaching parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of the Letter Agreement were not performed by an applicable party in accordance with their specific terms or were otherwise breached. Accordingly, each party shall be entitled to seek an injunction or restraining order to prevent breaches of the Letter Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under the Letter Agreement, at law or in equity.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including paragraph 18 thereof.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its representative thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

Compass Digital Acquisition Corp.

By:	/s/ Abidali Neemuchwala
Name:	Abidali Neemuchwala
Title:

Compass Digital SPAC, LLC

By:	/s/ Abidali Neemuchwala
Name:	Abidali Neemuchwala
Title:

HCG Opportunity, LLC

By:	/s/ Thomas D. Hennessy
Name:	Thomas D. Hennessy
Title:

[Signature Page to Amendment to Letter Agreement]

Execution Version

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its representative thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

HCG Opportunity, LLC

By:	HCG Opportunity MM, LLC, its Sole Member

By:	/s/ Thomas D. Hennessy
Name:	Thomas D. Hennessy
Title:	Authorized Person

[Signature Page to Amendment to Letter Agreement]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its representative thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Insiders:

/s/ Abidali Neemuchwala
Abidali Neemuchwala

/s/ Burhan Jaffer
Burhan Jaffer

/s/ Satish Gupta
Satish Gupta

/s/ Steven Freiberg
Steven Freiberg

/s/ Deborah C. Hopkins
Deborah C. Hopkins

/s/ Bill Owens
Bill Owens

/s/ Jon Zieger
Jon Zieger

[Signature Page to Amendment to Letter Agreement]